FUEL TECH
Technologies for clean air & pure water

Emissions Control





Water Treatment





Clean Air and Pure Water Technologies for a Sustainable Future

Investor Presentation
September 2023
NASDAQ: FTEK

Safe Harbor

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Fuel Tech: At a Glance

FUEL TECH
Technologies for clean air & pure water

Three Distinct Operating Platforms	30+ Year History of Service and Accountability	Strong Operating and Financial Profile

Air Pollution Control

FUEL CHEM® / Chemical Technologies

DGI® Dissolved Gas Infusion



Emissions Control Solutions Installed in 27 Countries

1,200+ Installations Across Four Continents

180,500 MW

2020 – 2022; 2023 (E)
Annual
revenue growth

$32.9 M
cash and investments
(6/30/2023)

$0
long-term debt
(6/30/2023)

Investment Thesis

- Portfolio of solutions that optimize combustion systems, emissions control, and water treatment in industrial and utility applications
- Global leader in nitrogen oxide (NO_x) reduction technologies; also address SO_3, ABS, PM2.5, and CO_2
- Technologies that are applicable across a variety of fuel sources and deliver tangible ROI
- Improving regulatory environment accelerating business development in the APC business segment
- DGI® Dissolved Gas Infusion technology business segment targeting large addressable markets for water and wastewater treatment



Business Highlights ($ in MMs)

FUEL TECH
Technologies for clean air & pure water

- Expect higher APC revenues for FY 2023 vs. FY 2022
- CSAPR revisions (March 2023) could drive new APC orders (NOx control) over the next several years, beginning in 2024
- FUEL CHEM revenues expected to decline in 2023 from 2022 due to customer-related outages and reduced generation dispatch in certain regional areas of the U.S., while maintaining historic gross margin profile
- Pursuing additional international opportunities for FUEL CHEM to remediate effects of burning coal and high sulfur fuel oil
- Continued advancement in the DGI business with hiring of business segment leader in 2023
- Conducting the first on-site DGI demonstration at an aquaculture setting in the Western United States (commenced Q2 2023)
- Lean corporate operating structure
- Well capitalized with $0 long-term debt


Total Revenue
$24.3
$26.9
$12.7
FY 2021
FY 2022
1H 2023


SG&A
$12.1
$12.3
$6.2
FY 2021
FY 2022
1H 2023


Total Cash & Equivalents
$32.7
$32.7
$32.9
9/30/22
12/31/22
6/30/23


Book Value Per Share
$1.48
$1.47
$1.44
12/31/22
3/31/22
6/30/23

Diverse, Customizable and Low Cap-Ex Solutions for Emissions Control

FUEL TECH
Technologies for clean air & pure water



Ammonia Injection Grid (AIG)
Static Mixer
GSG™ Graduated Straightening Grid
ASCR™ Advanced SCR and SCR Services
Stack
SNCR NOxOUT HERT™
TIFI™ Targeted In-Furnace Injection™
OFA
LNB
Steam Turbine
Wet FGD
Baghouse
Dry FGD
ESP/FGC
Extractive Continuous Ammonia Monitor
Flue Gas Conditioning (FGC)

- > **ASCR®**: Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
- > **AIG**: Ammonia Injection Grid
- > **GSG™**: Graduated Straightening Grid
- > **HERT™**: High Energy Reagent Technology™
- > **LNB**: Low NO_x Burners
- > **NO_xOUT®**: SNCR using high momentum injectors
- > **OFA**: Over-Fire Air
- > **ULTRA®**: Safe Ammonia Generation System
- > **SCR**: Selective Catalytic Reduction
- > **SNCR**: Selective Non-Catalytic Reduction
- > **SCR Services**: optimizing process design, catalyst selection, improving the overall performance of SCR
- > **Static Mixer**: Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG
- >**TIFI® Targeted In-Furnace Injection™**: Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
- >**ESP**: Electrostatic precipitator for PM control
- >**Redox**: Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
- >**Flue Gas Conditioning**: Chemical injection of sulfur trioxide and ammonia to improve ESP performance

Computational Fluid Dynamics

Custom Process Modeling Used to Support All Customer Applications

- Proprietary Software with Strong IP Protection; Patented Technology
  - Provides an intuitive interaction between the Models and Design Engineers
- Computational Fluid Dynamics (CFD) Model
  - Customized for each boiler; 800+ models created
- Chemical Kinetics Code
  - Predicts chemical reactions along a specific particle path
- Injection Modeling
  - Tuned to optimize the injection strategy for each process solution







FUEL CHEM® / CHEMICAL TECHNOLOGIES

Boiler Efficiency Improvements that Drive Operational, Financial, and Environmental Benefits

- Reduces slag, and a variety of pollutants and Greenhouse Gases
  - Mercury / SO_3 & Acid Plume Issues / Ammonium Bisulfate (ABS) / CO and CO_2
- Customers may burn lower grade coal (fuel flexibility); also used with oil, biomass, and MSW
- Addressing coal unit life extensions in the U.S.
- 24/7/365 operational availability; annuity model with >10+ year average customer tenure









United States

Primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive

Mexico

Focus on units burning high sulfur fuel oil

Europe

Focus on biomass and MSW units

Southeast Asia

RECOVERY CHEM® via licensee Amazon Papyrus for pulp & paper

Coal-fired plants



Revenues
($ in MMs)
$17.4
$16.3
$5.8
FY 2021
FY 2022
1H 2023



Gross Profit / Margin
($ in MMs)
$8.5
$8.0
$2.8
49%
49%
48%
FY 2021
FY 2022
1H 2023

FUEL CHEM® / CHEMICAL TECHNOLOGIES

Delivering Improved ROI

FUEL TECH

Technologies for clean air & pure water

Availability / Reliability Gains

Increase

- Profits, by allowing additional MW generation

Reduce

- Service interruption or degradation
- Derates arising from slag shedding and burner anomalies
- Water lance/water cannon usage
- Forced outages
- Planned outages
- Downtime for outages

Efficiency Gains / Heat Rate Improvements

Increase

- MW per unit of fuel input (or constant MW with lower fuel consumption)

Reduce

- Power requirements for Induced Draft/Forced Draft (ID/FD) fans
- Soot-blowing requirements
- Unburned carbon / LOI in ash
- Furnace exit gas temperature
- Operating O_2
- Furnace CO
- Stack CO_2 emissions

Fuel Flexibility

Increase

- Profits, by allowing plants to burn lower quality / cost fuels

Reduce

- Effects of slagging when burning economical coals, such as Powder River Basin (PRB) and Illinois Basin (ILB)
- Effects of burning higher-sulfur coals (ILB + certain Eastern coalfields), specifically SO_3 formation in power plants utilizing SCR systems

Maintenance Benefits / Labor & Equipment Cost Savings

Increase

- Equipment life
- Time between cleaning cycles

Reduce

- Cold end corrosion in the air pre-heater, stack and ductwork
- High-temperature tube repairs/replacements
- Clinker formation
- Equipment damage from falling slag / fouling
- Fireside cleaning expenses & water / air treatment costs
- Soot-blower maintenance (manpower & costs)

FUEL CHEM® / CHEMICAL TECHNOLOGIES

TIFI® BIO Program Treatment Benefits

Targeting the Furnace, Not the Fuel



Boiler Before TIFI® Bio



Boiler After TIFI® Bio



Up to 40% Reduction in Downtime

Yard Waste * Demo Waste * Logging & Mill Residue
Wood Chips * Switch Grass * Forest Residue

FUEL CHEM® / CHEMICAL TECHNOLOGIES

TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO_3

Punta Prieta / La Paz, Mexico


Before TIFI


After TIFI

6 Hours Later

Long-Term Opportunity

CFE
Comisión Federal de Electricidad®

- Pursuing opportunities with partner in Mexico to burn high-sulfur fuel oil produced by Pemex
- At present, this oil is largely being burned without pollution control measures
- Government of Mexico in favor of using indigenous fuel sources to achieve energy independence
- Our partner working closely with CFE to expand our current programs to other sites that burn this product

PEMEX®

Air Pollution Control Segment

FUEL TECH
Technologies for clean air & pure water

- Expect higher APC revenues for FY 2023 vs. FY 2022
- Low cap-ex solutions for NO_X and Particulate Control
- 30% - 95% emissions reduction
- Capital project / fixed price sale with turn-key capabilities
- Typical customers: fossil fuel-fired utilities and industrial boilers
- Pursuing $50 - $75 M long-term project pipeline; tracking $5 - $10 M of new awards by YE 2023
- Focused on SCR, SNCR, and ULTRA opportunities
- Increased SNCR inquiries due to new CSAPR regulations
- Following trend to displace high-carbon legacy diesel-fired equipment or grid-provided power with more efficient and cleaner distributed generation systems



Revenues
($ in MMs)
$6.9
$10.6
$7.0
FY 2021
FY 2022
1H 2023



Gross Profit / Margin
($ in MMs)
$3.4
49%
$3.7
35%
$2.0
37%
FY 2021
FY 2022
1H 2023

Air Pollution Control Segment

NO_X	SO_3	$PM_{2.5}$

ASCR® Advanced SCR



NO_x

80+%

SCR Systems



NO_x

60-95%

NO_x- OUT® SNCR



NO_x

30-50%

TIFI® Targeted In-Furnace Injection™

SO_3 reductions of 75%

ROI OF 4:1



Before TIFI® application



After TIFI® application

Injection of SO_3 and ammonia into flue gas to improve operation of Electrostatic Precipitators (ESPs)

Reduces flyash resistivity and improves ESP capture of fine particulate for reduced opacity and emissions

Technology proven on over 500 ESPs worldwide

Molten Sulfur System



Air Pollution Control Segment

Integrated NOx Reduction System



SNCR
Ammonia Injection Grid
Static Mixer
Over-Fire Air
GSG™ Graduating Straightening Grid
Large Particle Ash Screen
Catalyst
Low NO_x Burners

- Combined technologies, capable of NO_X reduction exceeding 95%
- May be applied as both a retrofit solution for existing units or new generating units
- High performance with low cap-ex
- Fuel Tech has installed systems on 800+ units
- 20,000+ MWs of AIG Tuning experience

Flexible, Adaptable APC Solutions Reflect the Changing Domestic Fuel Source Landscape


Renewables Surpass Coal in U.S. Electricity Generation
Net generation of U.S. electricity, by source (in TWh)
Coal
Natural gas*
Nuclear
Renewables
Others
2,500
2,000
1,500
1,000
500
0
2008
'10
'12
'14
'16
'18
'20
'22
1,701
913
829
772
34
* and other gases
Stored hydroelectric energy not deducted
Source: U.S. Energy Information Administration

Fuel Tech Revenue by Fuel Source


20%
13%
2022
67%
Coal
Natural Gas
Other **

Source: https://www.statista.com/chart/1503/coal-is-still-americas-predominant-electricity-source/

** Other = nuclear, hydro-power, non-hydro renewable

DGI® Dissolved Gas Infusion Technology

Energy Efficient, Cost-effective, and Environmentally Friendly Water and Wastewater Treatment System

FUEL TECH
Technologies for clean air & pure water

- DGI combines one patented and one patent-pending technology to ensure effective dissolved oxygen (DO) delivery
- Oxygenation technology with the highest oxygen transfer efficiency available on the market
- Augmentation and rapid response
- Third-party performance testing verified and endorsed by leading experts
- DGI can be used to:
  - Enhance or increase capacity of underperforming aeration systems
  - Deliver industrial and remedial process intensification
  - Provide supplemental oxygen for existing operations
  - Deliver required DO at higher concentrations and dosing rates
  - Meet demand immediately for wastewater streams during process upsets, changing requirements or short retention scenarios

95+% oxygen infusion efficiency into treated slipstream
99+% oxygen transfer from the slipstream to targeted reservoir


DGI
TECHNOLOGY AT A GLANCE
Two key innovations ensure optimal DO delivery
• Next-generation pressurized saturator for gas transfer to a slipstream
• Unique delivery system to distribute oxygenated slipstream that virtually eliminates gas loss from the targeted reservoir
PRESSURIZE
A slipstream of process water is pressurized to maximize achievable dissolved oxygen
INFUSE
95+% saturation of the slipstream with dissolved oxygen is achieved with Fuel Tech's patented saturator
INJECT
The oxygen-laden slipstream is returned to the process basin through a patent pending injection array for optimal distribution
In validation testing endorsed by leading industry experts, 99+% of the injected oxygen is transferred to the receiving water and is available for process needs

DGI® Dissolved Gas Infusion Technology
Multiple System Benefits



- Precise control of dissolved oxygen levels
- Extends plant capacity without major expansion or capital outlay
- Minimizes in-basin connections and maintenance
- Helps reduce odors
- Dissolved gas technology minimizes bubble formation





Water and Wastewater Treatment | Food and Beverage Production | Agriculture | Landfill Leachate | Reservoirs and Lakes

DGI® Dissolved Gas Infusion Technology

Pilot Study Commenced Q2 2023

FUEL TECH
Technologies for clean air & pure water

- Small-scale DGI system deployed at aquaculture setting in the western U.S
- Applying optimized, high-levels of Dissolved Oxygen (150%+ saturation) to improve operational productivity and efficiency
- Initial data suggest a positive effect on growth rate of animals being farmed and that each of the customer's objectives are being met
- Scheduled to conclude late Q3 2023; discussions underway for a longer-term solution pending final outcomes of pilot program




FUEL TECH





Financial Overview ($ in Thousands)

Statement of Operations Summary	Q2 2023	Q2 2022	FY 2022	FY 2021
Revenues	$5,461	$6,368	$26,941	$24,261
Cost of Sales	$3,465	$3,690	$15,298	$12,363
Selling, general and administrative expenses	$2,915	$2,874	$12,275	$12,055
Operating loss	$(1,332)	$(485)	$(1,527)	$(1,489)
Net loss	$(1,044)	$(356)	$(1,442)	$54
Net income (loss) per share from continuing ops	$(0.03)	$(0.01)	$(0.05)	$0.00

Balance Sheet Summary	June 30, 2023	December 31, 2022
Total Cash & Cash Equivalents	$32,863	$32,669
Current Assets	$36,585	$35,825
Total Assets	$49,609	$50,124
Total Liabilities	$5,959	$5,283
Stockholders' Equity	$43,650	$44,841

Thank You



Vince Arnone
Chairman, President and CEO
(630) 845-4500
varnone@ftek.com

EQUITY GROUP
INVESTOR RELATIONS

Devin Sullivan
Managing Director
dsullivan@equityny.com

Conor Rodriguez
Analyst
crodriguez@equityny.com